[LOGO] CDC Nvest Funds(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

What's Inside


Goals, Strategies &
Risks.....................Page  2

Fund Fees & Expenses......Page 18

Management Team...........Page 22

Fund Services.............Page 29

Financial Performance.....Page 42  CDC Nvest Equity Funds

[LOGO] AEW                         CDC Nvest AEW Real Estate Fund
                                   AEW Management and Advisors, L.P.
Capital Growth
Management                         CDC Nvest Capital Growth Fund
                                   Westpeak Global Advisors, L.P.
HARRIS-ASSOCIATES L.P. [LOGO]
                                   CDC Nvest Growth and Income Fund
[LOGO] LOOMIS-SAYLES A             Harris Associates L.P.
COMPANY, L.P.
                                   CDC Nvest International Equity Fund
        [LOGO]                     Loomis, Sayles & Company, L.P.
    Vaughan, Nelson
Scarborough & McCullough           CDC Nvest Large Cap Growth Fund
                                   Vaughan, Nelson, Scarborough &
[LOGO] WESTPEAK                    McCullough, L.P.
GLOBAL ADVISORS
                                   CDC Nvest Select Fund
                                   Harris Associates L.P.

                                   CDC Nvest Targeted Equity Fund
                                   Capital Growth Management Limited
                                   Partnership


                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks


CDC Nvest AEW Real Estate Fund ...........................................  2
CDC Nvest Capital Growth Fund ............................................  5
CDC Nvest Growth and Income Fund .........................................  7
CDC Nvest International Equity Fund ......................................  9
CDC Nvest Large Cap Growth Fund .......................................... 11
CDC Nvest Select Fund .................................................... 14
CDC Nvest Targeted Equity Fund ........................................... 16

Fund Fees & Expenses

Fund Fees & Expenses ..................................................... 18

More About Risk

More About Risk........................................................... 21

Management Team

Meet the Funds' Investment Advisers and Subadvisers ...................... 22
Meet the Funds' Portfolio Managers ....................................... 24
Adviser and Subadviser Past Performance Information ...................... 26

Fund Services

Investing in the Funds ................................................... 29
How Sales Charges Are Calculated ......................................... 30
Ways to Reduce or Eliminate Sales Charges ................................ 31
It's Easy to Open an Account ............................................. 32
Buying Shares ............................................................ 33
Selling Shares ........................................................... 34
Selling Shares in Writing ................................................ 35
Exchanging Shares ........................................................ 36
Restrictions on Buying, Selling and Exchanging Shares .................... 36
How Fund Shares Are Priced ............................................... 37
Dividends and Distributions .............................................. 38
Tax Consequences ......................................................... 38
Compensation to Securities Dealers ....................................... 39
Additional Investor Services ............................................. 40

Financial Performance

Financial Performance..................................................... 42

Glossary of Terms

Glossary of Terms......................................................... 50


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund

Adviser:     AEW Management and Advisors, L.P. ("AEW")
Manager:     Matthew A. Troxell
Category:    Mid-Cap Equity

     Ticker Symbol:          Class A          Class B          Class C
                             -----------------------------------------
                              NRFAX            NRFBX            NRCFX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

o Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

o Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over performed.

o Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also:

o Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              (total return)
                            2001         2002
                           12.99%        3.45%

/\  Highest Quarterly Return: Second Quarter 2001, up 10.04%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 8.73%

The Fund's Class A shares total return year-to-date as of March 31, 2003 was
1.05%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



-------------------------------------------------------------------------------------------
                                                                     Since Classes A, B, C
Average Annual Total Returns                                               Inception
(For the periods ended December 31, 2002)               Past 1 Year        (12/29/00)
-------------------------------------------------------------------------------------------
Class A - Return Before Taxes                              -2.51%             4.93%
        Return After Taxes on Distributions*               -4.07%             3.25%
        Return After Taxes on Distributions &
                Sales of Fund Shares*                      -1.36%             3.19%
Class B - Return Before Taxes                              -2.29%             5.90%
Class C - Return Before Taxes                               0.60%             6.79%
-------------------------------------------------------------------------------------------
Morgan Stanley REIT Index**                                 3.64%            10.08%
-------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/00.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Capital Growth Fund

Adviser:        CDC IXIS Asset Management Advisers, L.P.
                ("CDC IXIS Advisers")
Subadviser:     Westpeak Global Advisors, L.P. ("Westpeak")
Manager:        Team Management
Category:       Large-Cap Equity

Ticker Symbol:                Class A   Class B   Class C
                              ----------------------------
                               NEFCX     NECBX     NECGX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in the common stock of U.S. large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of large- and mid-capitalization stocks that exhibit reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. Westpeak will seek to construct a portfolio of growth stocks with reasonable relative valuation. The Fund's industry weightings will not vary significantly from the Russell 1000 Growth Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

/     earnings growth

/     potential earnings surprises

/     earnings-to-price

/     earnings momentum

In selecting investments for the Fund's portfolio, Westpeak employs the following process:

o Westpeak invests principally in the stock of large- and mid-capitalization companies in the Russell 3000 Growth Index.

o Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics.

o All of the stocks are then screened using various analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

o The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 125 stocks that Westpeak believes will produce the highest long-term returns and which has characteristics similar to that of the Fund's benchmark, the Russell 1000 Growth Index.

The Fund may also:

o     Hold up to 10% of its assets in smaller capitalization companies.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment strategies for periods prior to February 16, 1998. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
   7.89%       -1.64%       30.76%      17.05%      17.23       29.08%       24.74      -19.52%     -20.46%     -28.08%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 24.26%
--
--   Lowest Quarterly Return: Third Quarter 2001, down 21.85%
\/

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                Since Class A  Since Class B   Since Class C
Average Annual Total Returns                                                      Inception      Inception        Inception
(for the periods ended December 31, 2002)        Past 1 Year     Past 5 Years      (8/3/92)      (9/13/93)        (12/30/94)
-----------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                      -32.23%          -6.92%           2.89%           --               --
        Return After Taxes on Distributions*       -32.23%          -9.13%           0.89%           --               --
        Return After Taxes on Distributions &
                Sales of Fund Shares*              -19.79%          -4.71%           2.65%           --               --
Class B - Return Before Taxes                      -32.31%          -6.76%             --          2.52%              --
Class C - Return Before Taxes                      -30.12%          -6.74%             --            --             2.65%
-----------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**                        -27.88%          -3.84%           6.70%         7.38%            7.71%
-----------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A shares commenced operations 8/3/92.

For past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    Robert M. Levy, Edward S. Loeb and Michael J. Mangan
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFOX         NEGBX         NECOX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. Therefore, the chart and table reflect results achieved by different subadvisers under different investment strategies. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
   7.95%        0.99%       35.11%      17.21%      33.43%      23.93%       9.45%      -7.31%     -14.58%      -20.03%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 19.13%
--
--   Lowest Quarterly Return: Third Quarter 2002, down 16.98%
\/

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Since Class B   Since Class C
Average Annual Total Returns                                                                            Inception       Inception
(For the periods ended December 31, 2002)            Past 1 Year     Past 5 Years      Past 10 Years    (9/13/93)        (5/1/95)
----------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -24.64%           -4.15%             6.43%            --              --
        Return After Taxes on Distributions*           -24.64%           -5.89%             3.57%            --              --
        Return After Taxes on Distributions &
                Sales of Fund Shares*                  -15.13%           -3.41%             4.45%            --              --
Class B - Return Before Taxes                          -24.63%           -4.00%               --           6.09%             --
Class C - Return Before Taxes                          -22.23%           -3.93%               --             --            5.58%
----------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index**+                            -15.52%            1.16%            10.80%          9.71%           9.91%
S&P 500 Index**                                        -22.10%           -0.59%            -9.34%          9.26%           8.87%
----------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 9/30/93 for Class B shares and 5/31/95 for Class C shares. Class A shares commenced operations 5/6/31.


+ The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Alexander Muromcew, John Tribolet and Eswar Menon
Category:    International Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NEFIX         NEIBX         NECIX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest primarily in companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalizations but may invest in securities with any size capitalizations.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision Making(SM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment strategies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
  29.39%        8.06%        5.78%      3.27%       -7.56       6.69%       87.59%     -28.56%     -23.47%      -21.07%

/\   Highest Quarterly Return: Fourth Quarter 1999, up 66.81%
--
--   Lowest Quarterly Return: Third Quarter 2002, down 19.63%
\/

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Since Class B  Since Class C
 Average Annual Total Returns                                                                      Inception      Inception
 (For the periods ended December 31, 2002)            Past 1 Year  Past 5 Years   Past 10 Years    (9/13/93)      (12/30/94)
----------------------------------------------------------------------------------------------------------------------------------
 Class A - Return Before Taxes                          -25.63%        -4.03%          1.40%            --             --
     Return After Taxes on Distributions*               -25.63%        -5.23%          0.31%            --             --
     Return After Taxes on Distributions &
       Sales of Fund Shares*                            -15.74%        -3.32%          0.97%            --             --
 Class B - Return Before Taxes                          -25.58%        -3.97%            --          -1.30%            --
 Class C - Return Before Taxes                          -23.62%        -3.93%            --             --          -2.57%
----------------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE**                                            -15.66%        -2.61%          4.30%          1.59%          0.74%
----------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 5/21/92.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Large Cap Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Managers:    William R. Berger, Brian A. Grove and Curt E. Rohrman
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NRLAX         NRLBX         NRLCX

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of growth-oriented companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

/     Sustainable competitive advantage

/     Positive Earnings Trends

/     Quality management

/     Strong financials

In selecting investments for the Fund's portfolio, Vaughan Nelson employs the following strategy:

o     Screen for companies with at least $1 billion in market capitalization.

o Screen for strong earnings and revenue growth over rolling 1, 3 and 5-year periods.

o Apply growth rate analysis and industry research to select 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Invest in foreign securities including American Depositary Receipts, which are securities issued by a U.S. bank that represent shares of a foreign company.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below, prior to July 1, 2001, reflect the results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies. The Fund's current subadviser assumed that function on July 1, 2001. The Fund's performance may have been different had its current arrangements been in place during the periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations of the Fund's predecessor. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                  (total return)+
                    1999         2000         2001       2002
                   54.58%       -8.87%      -22.65%     -35.61%

/\  Highest Quarterly Return: Fourth Quarter 1999, up 38.03%
--
--
\/  Lowest Quarterly Return: Second Quarter 2002, down 19.95%

+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception, if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


------------------------------------------------------------------------------------------------------
                                                                   Since Class A     Since Class B and
Average Annual Total Returns+                                        Inception       Class C Inception
(for the period ended December 31, 2002)              Past 1 Year    (9/1/98)++          (10/29/99)
------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                           -39.58%        -2.40%                 --
    Return After Taxes on Distributions*                -39.58%        -3.04%                 --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                             -24.30%        -2.02%                 --
Class B - Return Before Taxes                           -39.46%           --              -16.67%
Class C - Return Before Taxes                           -37.55%           --              -16.18%
------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**                             -27.88%         1.27%             -18.76%
------------------------------------------------------------------------------------------------------


+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

++ Until October 29, 1999, the Fund had only one class of shares and offered those shares without a sales charge. Returns prior to that date for Class A shares have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses". Class A shares commenced operations on September 1, 1998. Classes B and C shares commenced operations on October 29, 1999.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/98 for Class A shares and 10/31/99 for Classes B and C shares.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Select Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    William C. Nygren and Floyd J. Bellman
Category:    Mid-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NRSAX         NRSBX         NRSCX

Investment Goal

The Fund seeks long-term capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 (the "1940 Act") to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              (total return)
                                   2002
                                 -15.69%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 7.82%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 14.98%

The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-------------------------------------------------------------------------------------
                                                                  Since Classes A, B
Average Annual Total Returns                                        and C Inception
(For the periods ended December 31, 2002)            Past 1 Year      (3/15/01)
-------------------------------------------------------------------------------------
Class A - Return Before Taxes                           -20.55%        -7.40%
    Return After Taxes on Distributions*                -20.55%        -7.40%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                             -12.62%        -5.89%
Class B - Return Before Taxes                           -20.51%        -7.13%
Class C - Return Before Taxes                           -17.99%        -5.52%
-------------------------------------------------------------------------------------
S&P 500 Index**                                         -22.10%       -13.56%
-------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 3/31/01.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Targeted Equity Fund

Adviser:     Capital Growth Management Limited Partnership ("CGM")
Manager:     G. Kenneth Heebner
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NEFGX         NEBGX         NEGCX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies. In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

/     well-established, with records of above-average growth

/     promise of maintaining their leadership positions in their industries

/ likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

o     Invest a significant portion of its assets in a single industry sector.

o     Invest in foreign securities.

o     Invest in other investment companies.

o     Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
  11.29%       -7.05%       38.06%     20.88%       23.54%     33.40%       15.18%      -4.55%     -16.20%      -28.81%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 28.51%
--
--   Lowest Quarterly Return: Third Quarter 2001, down 19.52%
\/

The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B   Since Class C
Average Annual Total Returns                                                                      Inception       Inception
(For the periods ended December 31, 2002)           Past 1 Year    Past 5 Years   Past 10 Years    (2/28/97)       (9/01/98)
---------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -32.93%        -3.79%          5.82%             --             --
    Return After Taxes on Distributions*               -32.93%        -6.21%          2.16%             --             --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -20.22%        -3.14%          3.72%             --             --
Class B - Return Before Taxes                          -32.85%        -3.58%            --           -0.68%            --
Class C - Return Before Taxes                          -30.90%           --             --              --          -5.86%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                        -22.10%        -0.59%          9.34%           3.25%         -2.04%
---------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/98 for Class C shares. Class A shares commenced operations 11/27/68.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.


Shareholder Fees

(fees paid directly from your investment)

-----------------------------------------------------------------------------------------------------
                                                           Class A          Class B          Class C
-----------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              5.75%            None            1.00%(4)
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
     of original purchase price or redemption
     proceeds, as applicable)(2)                             (3)             5.00%           1.00%
-----------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*           None*


(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" within the section entitled "Fund Services."

(4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


--------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund(1)        Capital Growth Fund         Growth and Income Fund
                                           Class A  Class B Class C      Class A  Class B Class C     Class A  Class B  Class C
--------------------------------------------------------------------------------------------------------------------------------
  Management fees                           0.80%    0.80%   0.80%        0.75%    0.75%   0.75%        0.69%   0.69%    0.69%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%    1.00%*  1.00%*       0.25%   1.00%*   1.00%*
  Other expenses                            1.38%    1.38%   1.38%        0.75%    0.75%   0.75%        0.62%   0.62%    0.62%
  Total annual fund operating expenses      2.43%    3.18%   3.18%        1.75%    2.50%   2.50%        1.56%   2.31%    2.31%
  Fee Waiver and/or expense  reimbursement  0.93%    0.93%   0.93%        0.00%    0.00%   0.00%        0.00%   0.00%    0.00%
  Net Expenses                              1.50%    2.25%   2.25%        1.75%    2.50%   2.50%        1.56%   2.31%    2.31%


--------------------------------------------------------------------------------------------------
                                           International Equity Fund     Large Cap Growth Fund(2)
                                           Class A  Class B Class C      Class B  Class C  Class A
--------------------------------------------------------------------------------------------------
  Management fees                           0.90%    0.90%   0.90%        0.90%    0.90%   0.90%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%    1.00%*  1.00%*
  Other expenses                            1.19%    1.19%   1.19%        1.37%    1.37%   1.37%
  Total annual fund operating expenses      2.34%    3.09%   3.09%        2.52%    3.27%   3.27%
  Fee Waiver and/or expense  reimbursement  0.00%    0.00%   0.00%        1.12%    1.12%   1.12%
  Net Expenses                              2.34%    3.09%   3.09%        1.40%    2.15%   2.15%

--------------------------------------------------------------------------------------------------
                                                Select Fund(3)              Targeted Equity Fund
                                           Class A  Class B Class C      Class A  Class B  Class C
--------------------------------------------------------------------------------------------------
  Management fees                           1.00%    1.00%   1.00%        0.69%   0.69%    0.69%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%   1.00%*   1.00%*
  Other expenses                            0.54%    0.54%   0.54%        0.53%   0.54%    0.54%
  Total annual fund operating expenses      1.79%    2.54%   2.54%        1.47%   2.23%    2.23%
  Fee Waiver and/or expense reimbursement   0.09%    0.09%   0.09%        0.00%   0.00%    0.00%
  Net expenses                              1.70%    2.45%   2.45%        1.47%   2.23%    2.23%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(1) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.40%, 2.15% and 2.15% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(3) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenss, taxes and organizational and extraordinary expenses, to 1.70%, 2.45% and 2.45% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund                              Capital Growth Fund
                            Class A         Class B              Class C       Class A          Class B            Class C
                                         (1)        (2)       (1)       (2)                 (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   719    $   728    $  228    $  426    $  326    $  743    $  753    $  253    $   451   $   351
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,205    $ 1,194    $  894    $  985    $  985    $1,094    $1,079    $  779    $   871   $   871
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,717    $ 1,783    $1,583    $1,668    $1,668    $1,469    $1,531    $1,331    $ 1,417   $ 1,417
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 3,116    $ 3,247    $3,247    $3,487    $3,487    $2,519    $2,652    $2,652    $ 2,907   $ 2,907
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                         Growth and Income Fund                          International Equity Fund
                           Class A           Class B    Class C                Class A         Class B           Class C
                                         (1)        (2)       (1)       (2)                (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   725    $   734    $  234    $  432    $  332    $  798    $  812    $  312    $   509   $   409
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,039    $ 1,021    $  721    $  814    $  814    $1,263    $1,254    $  954    $ 1,044   $ 1,044
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,376    $ 1,435    $1,235    $1,323    $1,323    $1,753    $1,820    $1,620    $ 1,704   $ 1,704
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 2,325    $ 2,458    $2,458    $2,719    $2,719    $3,097    $3,228    $3,228    $ 3,468   $ 3,468
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                              Large Cap Growth Fund                                 Select Fund
                           Class A          Class B              Class C       Class A         Class B             Class C
                                         (1)        (2)       (1)       (2)                 (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   709    $   718    $  218    $  416    $  316    $  738    $  748    $  248    $   446   $   346
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,214    $ 1,202    $  902    $  993    $  993    $1,098    $1,082    $  782    $   874   $   874
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,743    $ 1,811    $1,611    $1,695    $1,695    $1,481    $1,542    $1,342    $ 1,429   $ 1,429
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 3,187    $ 3,319    $3,319    $3,556    $3,556    $2,552    $2,685    $2,685    $ 2,940   $ 2,940
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                        Targeted Equity Fund
                            Class A         Class B             Class C
                                         (1)        (2)       (1)       (2)
------------------------------------------------------------------------------
  1 year                    $   716    $   726    $  226    $  424    $  324
------------------------------------------------------------------------------
  3 years                   $ 1,013    $   997    $  697    $  790    $  790
------------------------------------------------------------------------------
  5 years                   $ 1,332    $ 1,395    $1,195    $1,283    $1,283
------------------------------------------------------------------------------
  10 years**                $ 2,231    $ 2,373    $2,373    $2,639    $2,639
------------------------------------------------------------------------------

(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on the Net Expenses for the 1-year period for AEW Real Estate Fund, Large Cap Growth Fund and Select Fund illustrated in the Example and on the Total Annual Fund Operating expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate and Select Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate, Capital Growth and Growth and Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


Emerging Markets Risk (International Equity Fund) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds except Select Fund) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except AEW Real Estate and Select Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Capital Growth and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Advisers and Subadvisers


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Advisers

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except the Targeted Equity Fund (for which CGM serves as adviser) and the AEW Real Estate Fund (for which AEW serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and Targeted Equity Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002 as a percentage of each Fund's average daily net assets were 0.750% for the Capital Growth Fund, 0.685% for the Growth and Income Fund, 0.900% for the International Equity Fund, 0.376% for the Large Cap Growth Fund (after waiver or reimbursement) and 1.000% for the Select Fund (after waiver or reimbursement).

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $6.3 billion of client capital as of December 31, 2002. For the fiscal year ended January 31, 2003, AEW Real Estate Fund paid 0.000% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS Asset Management North America and had over $2.8 billion in assets under management as of December 31, 2002. For the fiscal year ended December 31, 2002, Targeted Equity Fund paid 0.688% of its average daily net assets to CGM in advisory fees.

Subadvisers

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Growth and Income Fund and the Select Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships. Prior to July 1, 2002, Westpeak was the subadviser to the Growth and Income Fund. The advisory fee rates under the Fund's agreement with Westpeak were the same as the rates under the current agreement with Harris Associates.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Large Cap Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2002, Vaughan Nelson had $3.6 billion in assets under management.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Capital Growth Fund. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Westpeak employs a team approach in managing the Fund's portfolio. Members of the Fund's portfolio management team include:
Robert A. Franz, Westpeak's Chief Investment Officer and Thomas M. Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $3.8 billion in assets under management as of December 31, 2002.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Thomas M. Anichini


Thomas M. Anichini is a member of the portfolio team that manages the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the CDC Nvest Star Value Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Floyd J. Bellman

Floyd J. Bellman has co-managed the Select Fund since its inception. Since February 2000, he has also assisted in managing the Harris Associates segment of CDC Nvest Star Value Fund. Mr. Bellman, Vice President of the Investment Advisory Department and Partner of Harris Associates, joined the firm in 1995. He received a BBA in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

William R. Berger

William R. Berger co-manages the Large Cap Growth Fund having previously co-managed the Fund from July 2001 to November 2002. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Berger, Senior Portfolio Manager, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 14 years of investment management experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value and CDC Nvest Star Growth Funds. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 18 years of investment experience.

Brian A. Grove

Brian A. Grove co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Grove, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed the Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 37-year veteran of the investment industry.

Robert M. Levy

Robert M. Levy serves as portfolio manager to the Growth and Income Fund. He also co-manages the Harris segment of the CDC Nvest Star Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Edward S. Loeb

Edward S. Loeb serves as portfolio manager to the Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Michael J. Mangan

Michael J. Mangan serves as portfolio manager to the Growth and Income Fund. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Prior to joining Harris Associates, Mr. Mangan was a Portfolio Manager with Stein Roe & Farnam from 1988 through 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment management experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for the International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles' segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 until 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for the International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.

William C. Nygren

William C. Nygren has co-managed the Select Fund since its inception. He has also managed Oakmark Select Fund since 1996 and the Oakmark Fund since 2000. Mr. Nygren, Portfolio Manager and Partner, joined Harris Associates in 1983 as an analyst and also served as Director of Research from September 1990 to March 1998. He received an M.S. in Finance from the University of Wisconsin and a B.S. in Accounting from the University of Minnesota. Mr. Nygren has over 21 years of investment management experience.

Curt E. Rohrman

Curt E. Rohrman has served as co-portfolio manager of the Large Cap Growth Fund since November 2002. He also serves as co-portfolio manager of Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

John Tribolet

John Tribolet serves as co-portfolio manager for the International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 until 1999. Mr. Tribolet received a B.S. from Columbia University. He has over 11 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 21 years of experience in investment analysis and portfolio management.

Management Team

Adviser and Subadviser Past Performance Information

Advisor - AEW (AEW Composite)


The returns shown below represent composite returns derived from performance data furnished by AEW relating to a group of private accounts managed by AEW Capital Management, L.P. (the "AEW Composite") with substantially similar investment objectives, strategies and policies as the CDC Nvest AEW Real Estate Fund. (AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P. and a subsidiary of CDC IXIS Asset Management North America.) Matthew Troxell, CDC Nvest AEW Real Estate Fund's portfolio manager, has been the lead manager for the accounts underlying the AEW Composite since July 1999.

The accounts underlying the AEW Composite have not been subject to the same types of expenses to which the CDC Nvest AEW Real Estate Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The AEW Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the CDC Nvest AEW Real Estate Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the AEW Composite, which may negatively impact performance. The information regarding the performance of the AEW Composite does not represent CDC Nvest AEW Real Estate Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest AEW Real Estate Fund commenced operations on September 1, 2000 and has the historical performance record shown on page 3.

The table below shows the average annual total return of the AEW Composite for the one-year period ended December 31, 2002 and for the period from July 1, 1999 through December 31, 2002. The AEW Composite returns are also compared against the Morgan Stanley REIT Index. The past performance data for the AEW Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the AEW Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest AEW Real Estate Fund are higher than the aggregate fees and expenses paid by the accounts underlying the AEW Composite. The performance of the AEW Composite would have been lower than that shown below if it had been subject to the fees and expenses of CDC Nvest AEW Real Estate Fund.

--------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)    1 Year      Since July 1, 1999
--------------------------------------------------------------------------------
AEW Composite                                 3.22%            10.23%
Morgan Stanley REIT Index                     3.64%             9.00%
--------------------------------------------------------------------------------

(1) The AEW Composite consists of all client accounts whose portfolios were managed by Matthew Troxell at AEW Capital Management, L.P. for the one-year period ending December 31, 2002 and for the period from July 1, 1999 until December 31, 2002 using investment policies and strategies substantially similar to those that are used to manage CDC Nvest AEW Real Estate Fund. The AEW Composite does not include the two closed-end funds managed by Mr. Troxell because the funds do not have investment policies and strategies that are substantially similar to those of the CDC Nvest AEW Real Estate Fund. Additionally, the funds' use of derivatives and leverage makes comparisons misleading. The average annual total return for the AEW Composite was calculated using a time-weighted rate of return which differs in part from the prescribed formula used by mutual funds to calculate their returns. The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index. You cannot invest directly in an index. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Subadviser - Harris Associates (Harris Large Cap Value Composite)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a group of accounts advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Growth and Income Fund (the "Harris Large Cap Value Composite").


The accounts underlying the Harris Large Cap Value Composite have not been subject to the same types of expenses to which CDC Nvest Growth and Income Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Large Cap Value Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the Harris Large Cap Value Composite, which may negatively impact performance. The information regarding the performance of the Harris Large Cap Value Composite does not represent CDC Nvest Growth and Income Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Growth and Income Fund commenced operations on May 6, 1931, and has the historical performance record shown on page 8. Harris Associates did not become the CDC Nvest Growth and Income Fund's subadviser until July 1, 2002.

The table below shows the average annual total returns for the Harris Large Cap Value Composite for one year and since its inception. The Harris Large Cap Value Composite returns are also compared against the S&P 500 Index and the Russell 1000 Value Index. The past performance data for the Harris Large Cap Value Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the Harris Large Cap Value Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Growth and Income Fund are higher than the aggregate fees and expenses paid by the accounts underlying the Harris Large Cap Value Composite. The performance of the Harris Large Cap Value Composite would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Growth and Income Fund.

--------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)      1 Year         Since Inception
--------------------------------------------------------------------------------
Harris Large Cap Value Composite               -14.92%             4.3%(2)
Russell 1000 Value Index                       -15.53%            -1.26%(2)
S&P 500 Index                                  -22.18%            -4.19%(2)
--------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Large Cap Value Composite consists of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that are used to manage CDC Nvest Growth and Income Fund. The Russell 1000 Value Index is a subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Harris Large Cap Value Composite's performance to broad-based market indices. These comparative indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(2)   As of inception of the Harris Large Cap Value Composite, July 1, 1998.

Subadviser - Harris Associates (Harris Concentrated Accounts)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a mutual fund (the "Oakmark Select Fund") and a group of accounts (the "Harris Associates Concentrated Composite" and, together with the Oakmark Select Fund, the "Harris Concentrated Accounts") advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Select Fund.


The Harris Concentrated Accounts, and in particular, the accounts underlying the Harris Associates Concentrated Composite, have not been subject to the same types of expenses to which CDC Nvest Select Fund is subject. In addition, the accounts underlying the Harris Associates Concentrated Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which CDC Nvest Select Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Concentrated Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the accounts underlying the Harris Associates Concentrated Composite, to other restrictions applicable to investment companies under relevant laws. In addition, CDC Nvest Select Fund may be subject to more frequent inflows and outflows of assets than the Harris Concentrated Accounts, which may negatively impact performance. The information regarding the performance of the Harris Concentrated Accounts does not represent CDC Nvest Select Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Select Fund commenced operations on March 15, 2001, and has the historical performance record shown on page 15.

The table below shows the average annual total returns for the accounts underlying the Harris Associates Concentrated Composite and the Oakmark Select Fund for one year, five years and ten years, or since inception if shorter. The Harris Concentrated Accounts are also compared against the S&P 500 Index, the Morningstar Mid Cap Value Average and the Lipper Multicap Value Average. The past performance data for the Harris Concentrated Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Harris Concentrated Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Select Fund will be higher than the fees and expenses paid by the Harris Concentrated Accounts. The performance of the Harris Concentrated Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Select Fund.

----------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)          1 Year           5 Years        10 Years     Since Inception
----------------------------------------------------------------------------------------------------------------
Harris Associates Concentrated Composite           -14.41%           11.33%         15.88%          18.37%(2)
S&P 500 Index                                      -22.10%           -0.58%          9.35%          10.82%(2)
Morningstar Mid Cap Value Average                  -12.76%            3.83%         10.56%          12.45%(2)
Lipper Multicap Value Average                      -17.61%            0.64%          8.99%          10.58%(2)

Oakmark Select Fund                                -12.48%           13.05%            --           21.18%(3)
S&P 500 Index                                      -22.10%           -0.58%            --            5.18%(3)
Morningstar Mid Cap Value Average                  -12.76%            3.83%            --            8.00%(3)
Lipper Multicap Value Average                      -17.61%            0.64%            --            5.52%(3)
----------------------------------------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Concentrated Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage CDC Nvest Select Fund. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Harris Concentrated Accounts' performance to a broad-based market index. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Mid Cap Value and Lipper Multicap Value Averages are each an average of the total returns of mutual funds with an investment style similar to that of the CDC Nvest Select Fund as calculated by Morningstar, Inc. and Lipper, Inc. The Morningstar Mid Cap Value and Lipper Multicap Value Average returns have been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges.

(2) As of inception of the Harris Associates Concentrated Composite, January 1, 1991.

(3)   As of inception of the Oakmark Select Fund, November 1, 1996.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                               Class A Sales Charges
                             As a % of        As a % of
Your Investment           offering price   your investment
--------------------------------------------------------------------------------
Less than  $ 50,000           5.75%             6.10%
--------------------------------------------------------------------------------
$ 50,000 - $ 99,999           4.50%             4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999           3.50%             3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999           2.50%             2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999           2.00%             2.04%
--------------------------------------------------------------------------------
$1,000,000 or more*           0.00%             0.00%
--------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
           Class B Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                           5.00%
--------------------------------------------------------------------------------
               2nd                           4.00%
--------------------------------------------------------------------------------
               3rd                           3.00%
--------------------------------------------------------------------------------
               4th                           3.00%
--------------------------------------------------------------------------------
               5th                           2.00%
--------------------------------------------------------------------------------
               6th                           1.00%
--------------------------------------------------------------------------------
           thereafter                        0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
            Class C Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                           1.00%
--------------------------------------------------------------------------------
           thereafter                        0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A or Class C Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to           Investment Builder         Minimum for
Type of Account                                          Open an Account      or Payroll Deduction      Existing Accounts
----------------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                    $2,500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                  $2,500                     $25                    $100
Transfers to Minors Act ("UTMA")
----------------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                        $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                           $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                           $250                     $25                    $100
and Keogh plans
----------------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                   $25                     N/A                     $25
403(b)(7) and certain other retirement plans
----------------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

 CDC Nvest Funds Personal Access Line(R)          CDC Nvest Funds Web Site

         800-225-5478, press 1                      www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                        Opening an Account                      Adding to an Account

Through Your Investment Dealer

                o Call your investment dealer for information about opening or adding to an account.
By Mail

                o     Make out a check in U.S.         o     Make out a check in U.S.
                      dollars for the investment             dollars for the investment
                      amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                      Funds." Third party checks and         Funds." Third party checks and
[ENVELOPE ICON]       "starter" checks will not be           "starter" checks will not be
                      accepted.                              accepted.


                o     Mail the check with your         o     Complete the investment slip
                      completed application to CDC           from an account statement or
                      Nvest Funds, P.O. Box 219579,          include a letter specifying
                      Kansas City, MO 64121-9579.            the Fund name, your class of
                                                             shares, your account number
                                                             and the registered account
                                                             name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                o     Obtain a current prospectus      o     Call your investment dealer or
                      for the Fund into which you            CDC Nvest Funds at
                      are exchanging by calling your         800-225-5478 or visit
                      investment dealer or CDC Nvest         www.cdcnvestfunds.com to
                      Funds at 800-225-5478.                 request an exchange.
[EXCHANGE ICON]
                o     Call your investment dealer or
                      CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to
                      request an exchange.

By Wire

                o     Call CDC Nvest Funds at          o     Visit www.cdcnvestfunds.com to
                      800-225-5478 to obtain an              add shares to your account by
                      account number and wire                wire. Instruct your bank to
                      transfer instructions. Your            transfer funds to State Street
                      bank may charge you for such a         Bank & Trust Company, ABA#
                      transfer.                              011000028, and DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your account
                                                             number and the registered
                                                             account name(s). Your bank may
                                                             charge you for such a
                                                             transfer.

Through Automated Clearing House ("ACH")

                o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                      whether it is a member of the          800-225-5478 or visit
                      ACH system.                            www.cdcnvestfunds.com to add
                                                             shares to your account through
                o     Complete the "Bank                     ACH.
                      Information" section on your
[ACH ICON]            account application.             o     If you have not signed up for
                                                             the ACH system, please call
                o     Mail your completed                    CDC Nvest Funds or visit
                      application to CDC Nvest               www.cdcnvestfunds.com for a
                      Funds, P.O. Box 219579, Kansas         Service Options Form.
                      City, MO 64121-9579.

Automatic Investing Through Investment Builder

                o     Indicate on your application     o     Please call CDC Nvest Funds at
                      that you would like to begin           800-225-5478 or visit
                      an automatic investment plan           www.cdcnvestfunds.com for a
                      through Investment Builder and         Service Options Form. A
[INVESTING ICON]      the amount of the monthly              signature guarantee may be
                      investment ($25 minimum).              required to add this
                                                             privilege.
                o     Include a check marked "Void"
                      or a deposit slip from your      o     See the section entitled
                      bank account.                          "Additional Investor
                                                             Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.


[ENVELOPE ICON]
                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
[WIRE ICON]             www.cdcnvestfunds.com or indicate in your redemption
                        request letter (see above) that you wish to have your proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
                        method you wish to use to redeem your shares. You may
[TELEPHONE ICON]        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee.
A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                                 Requirements for Written Requests
Qualified retirement benefit plans (except            o     The request must include the signatures
CDC Nvest Funds prototype documents)                        of all those authorized to sign,
                                                            including title.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

Individual Retirement Accounts                        o     Additional documentation and
                                                            distribution forms may be required.


Individual, joint, sole proprietorship,               o     The request must include the signatures
UGMA/UTMA (minor accounts)                                  of all persons authorized to sign,
                                                            including title, if applicable.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

                                                      o     Additional documentation may be
                                                            required.

Corporate or association accounts                     o     The request must include the signatures
                                                            of all persons authorized to sign,
                                                            including title.

Owners or trustees of trust accounts                  o     The request must include the signatures
                                                            of all trustees authorized to sign,
                                                            including title.

                                                      o     If the names of the trustees are not
                                                            registered on the account, please
                                                            provide a copy of the trust document
                                                            certified within the past 60 days.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

Joint tenancy whose co-tenants are deceased           o     The request must include the signatures
                                                            of all surviving tenants of the
                                                            account.

                                                      o     Copy of the death certificate.

                                                      o     Signature guarantee if proceeds check
                                                            is issued to other than the surviving
                                                            tenants.

Power of Attorney (POA)                               o     The request must include the signatures
                                                            of the attorney-in-fact, indicating
                                                            such title.

                                                      o     A signature guarantee.

                                                      o     Certified copy of the POA document
                                                            stating it is still in full force and
                                                            effect, specifying the exact Fund and
                                                            account number, and certified within 30
                                                            days of receipt of instructions.*

Executors of estates, administrators,                 o     The request must include the signatures
guardians, conservators                                     of all those authorized to sign,
                                                            including capacity.

                                                      o     A signature guarantee.

                                                      o     Certified copy of court document where
                                                            signer derives authority, e.g., Letters
                                                            of Administration, Conservatorship and
                                                            Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                            Situation

The Fund may suspend the right of      o     When the New York Stock
redemption or postpone payment for           Exchange (the "Exchange") is
more than 7 days:                            closed (other than a
                                             weekend/holiday)

                                       o     During an emergency

                                       o     Any other period permitted by
                                             the SEC

The Fund reserves the right to         o     With a notice of a dispute
suspend account services or refuse           between registered owners
transaction requests:
                                       o     With suspicion/evidence of a
                                             fraudulent act

The Fund may pay the redemption        o     When it is detrimental for a
price in whole or in part by a               Fund to make cash payments as
distribution in kind of readily              determined in the sole
marketable securities in lieu of             discretion of the adviser or
cash or may take up to 7 days to pay         subadviser
a redemption request in order to
raise capital:

The Fund may withhold redemption       o     When redemptions are made
proceeds until the check or funds            within 10 calendar days of
have cleared:                                purchase by check or ACH of
                                             the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Small Account Policy


The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                     Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =  ---------------------------------------------------------------------------
                                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributors prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


--------------------------------------------------------------------------------
                        Dividend Payment Schedule
              Annually                            Quarterly
--------------------------------------------------------------------------------
           Capital Growth                      AEW Real Estate
          Growth and Income
        International Equity
          Large Cap Growth
               Select
           Targeted Equity
--------------------------------------------------------------------------------


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

                       This page left blank intentionally.

Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period   (loss)(d)   investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
AEW REAL ESTATE FUND
    Class A
   01/31/2003            $11.37      $ 0.40      $(0.22)          $ 0.18      $(0.39)           $(0.16)     $   --     $(0.55)
   01/31/2002             10.49        0.55        0.82             1.37       (0.38)            (0.11)         --      (0.49)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

    Class B
   01/31/2003             11.39        0.32       (0.24)            0.08       (0.31)            (0.16)         --      (0.47)
   01/31/2002             10.49        0.50        0.78             1.28       (0.27)            (0.11)         --      (0.38)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

    Class C
   01/31/2003             11.40        0.32       (0.24)            0.08       (0.31)            (0.16)         --      (0.47)
   01/31/2002             10.49        0.50        0.79             1.29       (0.27)            (0.11)         --      (0.38)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

CAPITAL GROWTH FUND
    Class A
   12/31/2002            $11.93      $(0.09)     $(3.26)          $(3.35)     $   --            $   --      $   --     $   --
   12/31/2001             15.04       (0.13)      (2.95)           (3.08)         --             (0.03)         --      (0.03)
   12/31/2000             22.86       (0.18)      (4.14)           (4.32)         --             (3.50)         --      (3.50)
   12/31/1999             20.67       (0.13)       5.05             4.92          --             (2.73)         --      (2.73)
   12/31/1998             19.95       (0.13)       5.18             5.05          --             (4.33)         --      (4.33)

    Class B
   12/31/2002             10.61       (0.15)      (2.90)           (3.05)         --                --          --         --
   12/31/2001             13.47       (0.20)      (2.63)           (2.83)         --             (0.03)         --      (0.03)
   12/31/2000             21.06       (0.32)      (3.77)           (4.09)         --             (3.50)         --      (3.50)
   12/31/1999             19.37       (0.27)       4.69             4.42          --             (2.73)         --      (2.73)
   12/31/1998             19.10       (0.27)       4.87             4.60          --             (4.33)         --      (4.33)

    Class C
   12/31/2002             10.60       (0.14)      (2.90)           (3.04)         --                --          --         --
   12/31/2001             13.47       (0.20)      (2.64)           (2.84)         --             (0.03)         --      (0.03)
   12/31/2000             21.06       (0.32)      (3.77)           (4.09)         --             (3.50)         --      (3.50)
   12/31/1999             19.37       (0.27)       4.69             4.42          --             (2.73)         --      (2.73)
   12/31/1998             19.11       (0.27)       4.86             4.59          --             (4.33)         --      (4.33)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

(h) For the period December 29, 2000 (commencement of operations) through January 31, 2001.

                                                       Ratios to average net assets:
                                              --------------------------------------------

 Net asset                   Net assets,                       Expenses
  value,         Total         end of                        after expense   Net investment    Portfolio
  end of        return       the period       Expenses         reductions     income (loss)    turnover
the period     (%) (a)         (000)           (%) (b)         (%)(b)(c)         (%) (b)       rate (%)
----------     ---------     -----------      ---------      -------------   --------------    ---------
$   11.00        1.3(e)      $  13,307           1.50(f)          1.50(f)          3.47             35
    11.37       13.2(e)          5,522           1.50(f)          1.50(f)          4.92             36
    10.49       (0.9)(e)           820           1.50(f)          1.50(f)          2.30             12

    11.00        0.5(e)          8,401           2.25(f)          2.25(f)          2.72             35
    11.39       12.3(e)          3,718           2.25(f)          2.25(f)          4.43             36
    10.49       (0.9)(e)            87           2.25(f)          2.25(f)          2.14             12

    11.01        0.5(e)          3,288           2.25(f)          2.25(f)          2.72             35
    11.40       12.4(e)          1,061           2.25(f)          2.25(f)          4.52             36
    10.49       (0.9)(e)            44           2.25(f)          2.25(f)          1.79             12

$    8.58      (28.1)        $  58,729           1.75             1.71            (0.84)           103
    11.93      (20.5)           98,412           1.62             1.58            (0.99)            90
    15.04      (19.5)          143,425           1.40             1.37            (0.80)           118
    22.86       24.7           200,821           1.39             1.39            (0.61)           124
    20.67       29.0           175,511           1.46             1.46            (0.62)           136

     7.56      (28.8)           16,267           2.50             2.46            (1.59)           103
    10.61      (21.0)           35,409           2.37             2.33            (1.74)            90
    13.47      (20.1)           56,884           2.15             2.12            (1.55)           118
    21.06       23.8            74,774           2.14             2.14            (1.36)           124
    19.37       28.2            57,796           2.21             2.21            (1.37)           136

     7.56      (28.7)              847           2.50             2.46            (1.59)           103
    10.60      (21.1)            1,745           2.37             2.33            (1.74)            90
    13.47      (20.1)            2,487           2.15             2.12            (1.55)           118
    21.06       23.8             3,110           2.14             2.14            (1.36)           124
    19.37       28.1             1,609           2.21             2.21            (1.37)           136

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
GROWTH AND INCOME FUND
    Class A
   12/31/2002            $11.78     $ 0.01(d)     $(2.37)       $(2.36)       $   --          $   --        $   --       $   --
   12/31/2001             13.79      (0.01)(d)     (2.00)        (2.01)           --              --            --           --
   12/31/2000             15.33       0.01(d)      (1.09)        (1.08)           --           (0.46)           --        (0.46)
   12/31/1999             16.57       0.08          1.40          1.48         (0.06)          (2.66)           --        (2.72)
   12/31/1998             15.35       0.04          3.29          3.33         (0.01)          (2.10)           --        (2.11)

    Class B
   12/31/2002             11.37      (0.07)(d)     (2.28)        (2.35)           --              --            --           --
   12/31/2001             13.40      (0.10)(d)     (1.93)        (2.03)           --              --            --           --
   12/31/2000             15.03      (0.10)(d)     (1.07)        (1.17)           --           (0.46)           --        (0.46)
   12/31/1999             16.37      (0.04)         1.36          1.32            --           (2.66)           --        (2.66)
   12/31/1998             15.28      (0.05)         3.24          3.19            --           (2.10)           --        (2.10)

    Class C
   12/31/2002             11.36      (0.07)(d)     (2.28)        (2.35)           --              --            --           --
   12/31/2001             13.38      (0.10)(d)     (1.92)        (2.02)           --              --            --           --
   12/31/2000             15.01      (0.10)(d)     (1.07)        (1.17)           --           (0.46)           --        (0.46)
   12/31/1999             16.35      (0.04)         1.36          1.32            --           (2.66)           --        (2.66)
   12/31/1998             15.28      (0.04)         3.21          3.17            --           (2.10)           --        (2.10)

INTERNATIONAL EQUITY
FUND
    Class A
   12/31/2002            $12.72     $(0.08)(d)    $(2.60)       $(2.68)       $   --          $   --        $   --       $   --
   12/31/2001             16.62      (0.10)(d)     (3.80)        (3.90)           --              --            --           --
   12/31/2000             25.39      (0.22)(d)     (6.90)        (7.12)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             14.26      (0.03)(d)     12.31         12.28         (0.02)          (1.13)           --        (1.15)
   12/31/1998             14.06       0.15(d)       0.77          0.92         (0.44)          (0.28)           --        (0.72)

    Class B
   12/31/2002             12.14      (0.16)(d)     (2.47)        (2.63)           --              --            --           --
   12/31/2001             15.99      (0.20)(d)     (3.65)        (3.85)           --              --            --           --
   12/31/2000             24.71      (0.37)(d)     (6.70)        (7.07)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             13.98      (0.15)(d)     12.01         11.86            --           (1.13)           --        (1.13)
   12/31/1998             13.71       0.04(d)       0.75          0.79         (0.24)          (0.28)           --        (0.52)

    Class C
   12/31/2002             12.18      (0.16)(d)     (2.53)        (2.69)           --              --            --           --
   12/31/2001             16.05      (0.20)(d)     (3.67)        (3.87)           --              --            --           --
   12/31/2000             24.78      (0.34)(d)     (6.74)        (7.08)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             14.02      (0.15)(d)     12.04         11.89            --           (1.13)           --        (1.13)
   12/31/1998             13.74       0.05(d)       0.75          0.80         (0.24)          (0.28)           --        (0.52)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expenses would have been higher.

                                                       Ratios to average net assets:
                                                --------------------------------------------

  Net asset                      Net assets,                    Expenses
   value,        Total             end of                     after expense   Net investment   Portfolio
   end of       return           the period      Expenses       reductions    income (loss)     turnover
 the period     (%) (a)            (000)            (%)           (%)(c)           (%)          rate (%)
------------    -------          -----------    ----------    -------------   --------------  -----------
   $ 9.42        (20.0)          $ 130,751          1.56            1.54            0.07           195
    11.78        (14.6)            211,138          1.46            1.41           (0.05)          154
    13.79         (7.3)            290,714          1.31            1.28            0.04           139
    15.33          9.5             375,676          1.21            1.21            0.48           133
    16.57         23.9             304,139          1.23            1.23            0.33           114

     9.02        (20.7)             71,436          2.31            2.29           (0.68)          195
    11.37        (15.1)            120,361          2.21            2.16           (0.80)          154
    13.40         (8.1)            165,767          2.06            2.03           (0.71)          139
    15.03          8.6             216,457          1.96            1.96           (0.27)          133
    16.37         23.1             153,369          1.98            1.98           (0.42)          114

     9.01        (20.7)              6,440          2.31            2.29           (0.68)          195
    11.36        (15.1)             10,553          2.21            2.16           (0.80)          154
    13.38         (8.1)             19,373          2.06            2.03           (0.71)          139
    15.01          8.6              26,983          1.96            1.96           (0.27)          133
    16.35         22.9              18,288          1.98            1.98           (0.42)          114

   $10.04        (21.1)          $  22,232          2.34            2.32           (0.67)          125
    12.72        (23.5)             33,773          2.14            2.14           (0.74)          172
    16.62        (28.6)             54,826          1.96            1.96           (1.01)          212
    25.39         87.6(b)           67,197          2.00(e)         2.00(e)        (0.15)          229
    14.26          6.7(b)           47,444          1.91(e)         1.91(e)         1.04           105

     9.51        (21.7)              8,950          3.09            3.07           (1.43)          125
    12.14        (24.1)             17,549          2.89            2.89           (1.48)          172
    15.99        (29.2)             29,013          2.71            2.71           (1.76)          212
    24.71         86.3(b)           29,045          2.75(e)         2.75(e)        (0.90)          229
    13.98          5.8(b)           19,797          2.66(e)         2.66(e)         0.29           105

     9.49        (22.1)              1,195          3.09            3.07           (1.43)          125
    12.18        (24.1)              2,183          2.89            2.89           (1.50)          172
    16.05        (29.1)              5,656          2.71            2.71           (1.76)          212
    24.78         86.2(b)            1,267          2.75(e)         2.75(e)        (0.90)          229
    14.02          5.9(b)              860          2.66(e)         2.66(e)         0.29           105

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period  (loss)(d)    investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
LARGE CAP GROWTH FUND*
    Class A
   12/31/2002            $13.84     $(0.04)       $(4.93)        $(4.97)       $   --          $   --        $   --     $   --
   12/31/2001(k)          12.39      (0.02)         1.47           1.45            --              --            --         --
    9/30/2001             21.67      (0.05)        (7.87)         (7.92)           --           (1.36)           --      (1.36)
    9/30/2000             15.41      (0.13)         6.39           6.26            --              --            --         --
    9/30/1999             10.32      (0.08)         5.17(h)        5.09          0.00(g)           --            --       0.00(g)
    9/30/1998(i)          10.00       0.00(g)       0.32           0.32            --              --            --         --

    Class B
   12/31/2002             13.62      (0.12)        (4.82)         (4.94)           --              --            --         --
   12/31/2001(k)          12.22      (0.04)         1.44           1.40            --              --            --         --
    9/30/2001             21.53      (0.17)        (7.78)         (7.95)           --           (1.36)           --      (1.36)
    9/30/2000(j)          16.21      (0.26)         5.58           5.32            --              --            --         --

    Class C
   12/31/2002             13.62      (0.12)        (4.82)         (4.94)           --              --            --         --
   12/31/2001(k)          12.22      (0.04)         1.44           1.40            --              --            --         --
    9/30/2001             21.54      (0.17)        (7.79)         (7.96)           --           (1.36)           --      (1.36)
    9/30/2000(j)          16.21      (0.26)         5.59           5.33            --              --            --         --

SELECT FUND
    Class A
   12/31/2002            $10.96     $(0.03)       $(1.69)        $(1.72)       $   --          $   --        $   --     $   --
   12/31/2001(j)          10.00      (0.01)         0.97           0.96            --              --            --         --

    Class B
   12/31/2002             10.90      (0.11)        (1.67)         (1.78)           --              --            --         --
   12/31/2001(j)          10.00      (0.07)         0.97           0.90            --              --            --         --

    Class C
   12/31/2002             10.90      (0.11)        (1.67)         (1.78)           --              --            --         --
   12/31/2001(l)          10.00      (0.07)         0.97           0.90            --              --            --         --

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares, Class B shares and Class C shares which were reorganized into Class A shares, Class B shares and Class C shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(g)   Amount rounds to less than $0.01 per share.

                                                       Ratios to average net assets:
                                                --------------------------------------------

  Net asset                      Net assets,                    Expenses
   value,        Total             end of                     after expense   Net investment   Portfolio
   end of       return           the period      Expenses       reductions    income (loss)     turnover
 the period   (%) (a) (e)           (000)        (%)(b)(f)     (%)(b)(c)(f)      (%)(b)         rate (%)
------------  -----------        -----------    ----------    -------------   --------------  -----------
   $ 8.87        (35.9)          $  11,340          1.40            1.37           (0.37)           44
    13.84         11.7              27,873          1.40            1.36           (0.56)           27
    12.39        (38.5)             27,668          1.40            1.19           (0.27)          724
    21.67         40.6             103,087          1.40            1.29           (0.62)          826
    15.41         49.4              46,827          1.40            1.40           (0.55)          632
    10.32          3.2               1,054          1.40            1.40            0.32            11

     8.68        (36.3)             11,758          2.15            2.12           (1.12)           44
    13.62         11.5              24,087          2.15            2.11           (1.31)           27
    12.22        (38.9)             22,811          2.15            1.98           (1.04)          724
    21.53         32.8              35,680          2.15            1.99           (1.30)          826

     8.68        (36.3)              1,157          2.15            2.12           (1.12)           44
    13.62         11.5               3,007          2.15            2.11           (1.33)           27
    12.22        (38.9)              3,419          2.15            1.98           (1.04)          724
    21.54         32.9               6,546          2.15            2.01           (1.32)          826

   $ 9.24        (15.7)          $  68,660          1.70            1.69           (0.35)           12
    10.96          9.6              45,987          1.70            1.63           (0.08)           10

     9.12        (16.3)             85,794          2.45            2.44           (1.10)           12
    10.90          9.0              62,671          2.45            2.39           (0.83)           10

     9.12        (16.3)             86,269          2.45            2.44           (1.10)           12
    10.90          9.0              34,406          2.45            2.39           (0.86)           10

(h) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(i)   For the period September 1, 1998 (inception) through September 30, 1998.

(j)   For the period October 29, 1999 (inception) through September 30, 2000.

(k)   For the three months ended December 31, 2001.

(l)   For the period March 15, 2001 (inception) through December 31, 2001.

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
TARGETED EQUITY FUND
    Class A
   12/31/2002            $ 7.81     $(0.06)(d)    $(2.19)         $(2.25)     $   --          $   --        $   --     $   --
   12/31/2001              9.36      (0.03)(d)     (1.49)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             11.00       0.09(d)      (0.60)          (0.51)      (0.06)          (1.07)           --      (1.13)
   12/31/1999             11.36       0.02          1.57            1.59          --           (1.95)           --      (1.95)
   12/31/1998             10.41       0.08(d)       3.00            3.08       (0.10)          (1.67)        (0.36)     (2.13)

    Class B
   12/31/2002              7.47      (0.11)(d)     (2.08)          (2.19)         --              --            --         --
   12/31/2001              9.02      (0.09)(d)     (1.43)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             10.67       0.01(d)      (0.58)          (0.57)      (0.01)          (1.07)           --      (1.08)
   12/31/1999             11.15      (0.05)         1.52            1.47          --           (1.95)           --      (1.95)
   12/31/1998             10.32       0.00(d)(e)    2.95            2.95       (0.06)          (1.67)        (0.39)     (2.12)

    Class C
   12/31/2002              7.47      (0.11)(d)     (2.09)          (2.20)         --              --            --         --
   12/31/2001              9.02      (0.09)(d)     (1.43)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             10.67       0.01(d)      (0.58)          (0.57)      (0.01)          (1.07)           --      (1.08)
   12/31/1999             11.15      (0.05)         1.52            1.47          --           (1.95)           --      (1.95)
   12/31/1998(f)          11.18       0.00(d)(e)    2.09            2.09       (0.06)          (1.67)        (0.39)     (2.12)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)   Amount rounds to less than $0.01 per share.

(f)   For the period September 1, 1998 (inception) through December 31, 1998.

                                                      Ratios to average net assets:
                                               --------------------------------------------

  Net asset                     Net assets,                    Expenses
   value,        Total            end of                     after expense  Net investment  Portfolio
   end of       return          the period      Expenses      reductions     income (loss)   turnover
 the period     (%) (a)            (000)        (%) (b)       (%) (b) (c)       (%) (b)      rate (%)
------------    -------         -----------   -----------    -------------  --------------  -----------
   $ 5.56       (28.8)          $  602,989        1.47            1.39           (0.86)          223
     7.81        (16.2)          1,012,161        1.38            1.35           (0.39)          243
     9.36         (4.6)          1,413,685        1.18            1.16            0.83           266
    11.00         15.2           1,871,138        1.12            1.12            0.23           206
    11.36         33.4           1,825,107        1.12            1.12            0.74           202

     5.28        (29.3)             45,633        2.23            2.15           (1.62)          223
     7.47        (16.8)             78,744        2.13            2.10           (1.14)          243
     9.02         (5.2)            107,594        1.93            1.91            0.08           266
    10.67         14.4             135,786        1.87            1.87           (0.52)          206
    11.15         32.4              75,444        1.87            1.87           (0.01)          202

     5.27        (29.5)              2,187        2.23            2.15           (1.62)          223
     7.47        (16.8)              4,162        2.13            2.10           (1.14)          243
     9.02         (5.2)              5,830        1.93            1.91            0.08           266
    10.67         14.4               8,754        1.87            1.87           (0.52)          206
    11.15         22.2               2,030        1.87            1.87           (0.01)          202

Glossary of Terms


American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.


European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.


Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.


Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

            If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
             semiannual report or their SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers,
                                  Inc. (NASD).

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)
                   (Investment Company Act File No. 811-7345)
                   (Investment Company Act File No. 811-09945)

    As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information aboutsecurities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

The following information is not part of the prospectus:


                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.


(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.


                                    XS51-0503

                        [LOGO] CDC NvestFunds(SM)

                     CDC IXIS Asset Management Distributors
--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 2

Fund Fees & Expenses......Page 12

Management Team...........Page 15

Fund Services.............Page 21
                                           CDC Nvest Equity Funds
Financial Performance.....Page 30              Class Y Shares

[LOGO] AEW                      CDC Nvest AEW Real Estate Fund
                                AEW Management and Advisors, L.P.
Capital Growth
Management                      CDC Nvest Growth and Income Fund
                                Harris Associates L.P.
HARRIS-ASSOCIATES L.P. [LOGO]
                                CDC Nvest International Equity Fund
[LOGO] LOOMIS-SAYLES A          Loomis, Sayles & Company, L.P.
COMPANY, L.P.
                                CDC Nvest Large Cap Growth Fund
        [LOGO]                  Vaughan, Nelson, Scarborough & Mc Cullough, L.P.
    Vaughan, Nelson
Scarborough & McCullough        CDC Nvest Targeted Equity Fund
                                Capital Growth Management Limited Partnership


                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund ............................................    2
CDC Nvest Growth and Income Fund ..........................................    4
CDC Nvest International Equity Fund .......................................    6
CDC Nvest Large Cap Growth Fund ...........................................    8
CDC Nvest Targeted Equity Fund ............................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Advisers and Subadvisers .......................   15
Meet the Funds' Portfolio Managers ........................................   17
Adviser and Subadviser Past Performance Information .......................   19

Fund Services

It's Easy to Open an Account ..............................................   21
Buying Shares .............................................................   22
Selling Shares ............................................................   23
Selling Shares in Writing .................................................   24
Exchanging Shares .........................................................   24
Restrictions on Buying, Selling and Exchanging Shares .....................   25
How Fund Shares Are Priced ................................................   26
Dividends and Distributions ...............................................   27
Tax Consequences ..........................................................   27
Compensation to Securities Dealers ........................................   28

Financial Performance

Financial Performance .....................................................   30
Glossary of Terms
Glossary of Terms .........................................................   32


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund

Adviser:     AEW Management and Advisors, L.P. ("AEW")
Manager:     Matthew A. Troxell
Category:    Mid-Cap Equity

     Ticker Symbol:          Class Y
                             -------
                              NRFYX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

o Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

o Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over performed.

o Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also:

o Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                         ------------------------
                              (total return)
                            2001         2002
                           13.31%        3.59%
                         ------------------------

/\  Highest Quarterly Return: Second Quarter 2001, up 10.15%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 8.66%

The Fund's Class A shares total return year-to-date as of March 31, 2003 was 1.13%.


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


--------------------------------------------------------------------------------
                                                                Since Class
Average Annual Total Returns                                     Inception
(for the periods ended December 31, 2002)        Past 1 Year     (8/31/00)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                       3.59%          11.01%
    Return After Taxes on Distributions*            1.53%           8.50%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                         2.23%           7.65%
--------------------------------------------------------------------------------
Morgan Stanley REIT Index**                         3.64%          10.08%
--------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    Robert M. Levy, Edward S. Loeb and Michael J. Mangan
Category:    Large-Cap Equity

     Ticker Symbol:          Class Y
                             -------
                              NEOYX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. Therefore, the chart and table reflect results achieved by different subadvisers under different investment strategies. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                -------------------------------------------
                              (total return)
                  1999      2000       2001         2002
                  9.77%    -6.97%     13.99%       19.61%
                -------------------------------------------

/\  Highest Quarterly Return: Fourth Quarter 2001, up 11.08%
--
--
\/  Lowest Quarterly Return: Third Quarter 2001, down 16.94%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


-------------------------------------------------------------------------------
                                                                   Since Class
Average Annual Total returns                                        Inception
(For the periods ended December 31, 2002)     Past 1 Year          (11/18/98)
-------------------------------------------------------------------------------
Class Y - Return Before Taxes                   -19.61%              -6.36%
    Return After Taxes on Distributions*        -19.61%              -7.62%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                     -12.04%              -5.02%
-------------------------------------------------------------------------------
Russell 1000 Value Index**+                     -15.52%              -1.32%
S&P 500 Index**                                 -22.10%              -5.88%
-------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 11/30/98.

+ The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Alexander Muromcew, John Tribolet and Eswar Menon
Category:    International Equity

Ticker Symbol:   Class Y
                 -------
                  NEIYX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest primarily in companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalizations but may invest in securities with any size capitalizations.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision Making(SM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment strategies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-------------------------------------------------------------------------------------------------------------
                                                    (total return)
   1994         1995         1996        1997        1998        1999        2000        2001        2002
   8.93%        6.56%        3.95%      -6.74%      7.29%       88.61%      -28.16      -22.97%     -20.44%
-------------------------------------------------------------------------------------------------------------

/\   Highest Quarterly Return:
--     Fourth Quarter 1999, up 66.97%

--   Lowest Quarterly Return:
\/     Third Quarter 2002, down 19.53%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index (" MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


-----------------------------------------------------------------------------------------------------------
                                                                                               Since Class
Average Annual Total Returns                                                                    Inception
(for the periods ended December 31, 2002)          Past 1 Year           Past 5 Years            (9/9/93)
-----------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -20.44%                -2.29%                 0.10%
    Return After Taxes on Distributions*             -20.44%                -3.61%                -1.19%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -12.55%                -2.03%                -0.18%
-----------------------------------------------------------------------------------------------------------
MSCI EAFE**                                          -15.66%                -2.61%                 1.59%
-----------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated as of 9/30/93.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Large Cap Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Managers:    William R. Berger, Brian A. Grove and Curt E. Rohrman
Category:    Large-Cap Equity

Ticker Symbol:   Class Y
                 -------
                  NRLYX

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of growth-oriented companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

/     Sustainable competitive advantage

/     Positive Earnings Trends

/     Quality Management

/     Strong Financials

In selecting investments for the Fund's portfolio, Vaughan Nelson employs the following strategy:

o     Screen for companies with at least $1 billion in market capitalization.

o Screen for strong earnings and revenue growth over rolling 1, 3 and 5-year periods.

o Apply growth rate analysis and industry research to select 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Invest in foreign securities including American Depositary Receipts, which are securities issued by a U.S. bank that represent shares of a foreign company.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below, prior to July 1, 2001, reflect the results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies. The Fund's current subadviser assumed that function on July 1, 2001. The Fund's performance may have been different had its current arrangements been in place during the periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since the first full year of operations of the Fund's predecessor.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        ---------------------------------
                                  (total return)+
                          2000         2001       2002
                         -8.87%      -22.65%     -35.61%
                        ---------------------------------

/\  Highest Quarterly Return: First Quarter 2000, up 13.26%
--
--
\/  Lowest Quarterly Return: Second Quarter 2002, down 19.74%


The table below shows the Fund's predecessor's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception, if shorter) compared to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


-------------------------------------------------------------------------------
                                                                  Since Class
Average Annual Total Returns+                                       Inception
(for the periods ended December 31, 2002)          Past 1 Year     (10/29/99)
-------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -35.61%         -15.07%
    Return After Taxes on Distributions*             -35.61%         -15.83%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -21.86%         -11.72%
-------------------------------------------------------------------------------
Russell 1000 Growth Index**                          -27.88%         -18.76%
-------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from October 31, 1999.

+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Targeted Equity Fund

Adviser:     Capital Growth Management Limited Partnership ("CGM")
Manager:     G. Kenneth Heebner
Category:    Large-Cap Equity

Ticker Symbol:   Class Y
                 -------
                  NEGYX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

/     well-established, with records of above-average growth

/     promise of maintaining their leadership positions in their industries

/ likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

o     Invest a significant portion of its assets in a single industry sector.

o     Invest in foreign securities.

o     Invest in other investment companies.

o     Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        ---------------------------------
                                  (total return)
                          2000         2001       2002
                         -4.23%      -15.86%     -28.28%
                        ---------------------------------

/\  Highest Quarterly Return: Fourth Quarter 1999, up 19.58%
--
--
\/  Lowest Quarterly Return: Third Quarter 2001, down 19.47%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


--------------------------------------------------------------------------------
                                                                   Since Class
Average Annual Total Returns                                        Inception
(for the period ended December 31, 2002)           Past 1 Year      (6/30/99)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -28.28%         -12.20%
    Return After Taxes on Distributions*             -28.28%         -14.35%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -17.36%          -9.54%
--------------------------------------------------------------------------------
S&P 500 Index**                                      -22.10%         -10.29%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)


--------------------------------------------------------------------------------
                                                         All Funds Class Y
--------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases            None
--------------------------------------------------------------------------------
   Maximum deferred sales charge (load)                        None
--------------------------------------------------------------------------------
   Redemption fees                                             None*
--------------------------------------------------------------------------------


* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


------------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund(1)      Growth and Income Fund       International Equity Fund
                                                    Class Y                      Class Y                      Class Y
------------------------------------------------------------------------------------------------------------------------------------
  Management fees                                     0.80%                        0.69%                        0.90%
  Distribution and/or service (12b-1) fees            0.00%                        0.00%                        0.00%
  Other expenses                                      0.98%                        0.27%                        0.70%
  Total annual fund operating expenses                1.78%                        0.96%                        1.60%
  Fee Waiver/Expense Reimbursment                     0.53%                        0.00%                        0.00%
  Net Expenses                                        1.25%                        0.96%                        1.60%


---------------------------------------------------------------------------------------------------
                                           Large Cap Growth Fund(2)       Targeted Equity Fund
---------------------------------------------------------------------------------------------------
                                                   Class Y                       Class Y
---------------------------------------------------------------------------------------------------
  Management fees                                    0.90%                         0.69%
  Distribution and/or service (12b-1) fees           0.00%                         0.00%
  Other expenses                                     0.87%                         0.23%
  Total annual fund operating expenses               1.77%                         0.92%
  Fee Waiver/Expense Reimbursment                    0.62%                         0.00%
  Net Expenses                                       1.15%                         0.92%

(1) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.15% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2004.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                            AEW Real Estate Fund              Growth and Income Fund              International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                   Class Y                            Class Y                              Class Y
------------------------------------------------------------------------------------------------------------------------------------
  1 year                           $   127                            $    98                              $   163
  3 years                          $   509                            $   306                              $   505
------------------------------------------------------------------------------------------------------------------------------------
  5 years                          $   915                            $   531                              $   871
  10 years                         $ 2,051                            $ 1,178                              $ 1,900
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                            Large Cap Growth Fund               Targeted Equity Fund
-------------------------------------------------------------------------------------------
                                   Class Y                            Class Y
-------------------------------------------------------------------------------------------
  1 year                           $   117                            $    94
  3 years                          $   497                            $   293
-------------------------------------------------------------------------------------------
  5 years                          $   901                            $   509
  10 years                         $ 2,033                            $ 1,131
-------------------------------------------------------------------------------------------

* The example is based on the Net Expenses shown above for the 1-year period for AEW Real Estate Fund and Large Cap Growth Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate and Growth and Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


Emerging Markets Risk (International Equity Fund) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except AEW Real Estate Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Advisers and Subadvisers


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Advisers

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except AEW Real Estate Fund (for which AEW serves as adviser) and Targeted Equity Fund (for which CGM serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and Targeted Equity Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. AEW, CGM and the subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002 as a percentage of each Fund's average daily net assets were 0.685% for the Growth and Income Fund, 0.900% for the International Equity Fund and 0.376% for the Large Cap Growth Fund (after waiver or reimbursement).

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $6.3 billion of client capital as of December 31, 2002. For the fiscal year ended January 31, 2003, AEW Real Estate Fund paid 0.000% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS Asset Management North America and had over $2.8 billion in assets under management as of December 31, 2002. For the fiscal year ended December 31, 2002, Targeted Equity Fund paid 0.688% of its average daily net assets to CGM in advisory fees.

Subadvisers

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Growth and Income Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships. Prior to July 1, 2002, Westpeak Global Advisors, L.P. was the subadviser to the Growth and Income Fund. The advisory fee rates under the Fund's agreement with Westpeak Global Advisors, L.P. were the same as the rates under the current agreement with Harris Associates.


Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Large Cap Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2002, Vaughan Nelson had $3.6 billion in assets under management.

Management Team

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


William R. Berger

William R. Berger co-manages the Large Cap Growth Fund having previously co-managed the Fund from July 2001 to November 2002. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Berger, Senior Portfolio Manager, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 14 years of investment management experience.

Brian A. Grove

Brian A. Grove co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Grove, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed the Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 37-year veteran of the investment industry.

Robert M. Levy

Robert M. Levy serves as portfolio manager to the Growth and Income Fund. He also co-manages the Harris segment of the CDC Nvest Star Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Edward S. Loeb

Edward S. Loeb serves as portfolio manager to the Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Michael J. Mangan

Michael J. Mangan serves as portfolio manager to the Growth and Income Fund. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Prior to joining Harris Associates, Mr. Mangan was a Portfolio Manager with Stein Roe & Farnam from 1988 through 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment management experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for the International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles' segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 until 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.

Management Team

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for the International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.

Curt E. Rohrman

Curt E. Rohrman has served as co-portfolio manager of the Large Cap Growth Fund since November 2002. He also serves as co-portfolio manager of Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

John Tribolet

John Tribolet serves as co-portfolio manager for the International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 until 1999. Mr. Tribolet received a B.S. from Columbia University. He has over 11 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 21 years of experience in investment analysis and portfolio management.

Management Team

Adviser and Subadviser Past Performance Information

Advisor - AEW (AEW Composite)


The returns shown below represent composite returns derived from performance data furnished by AEW relating to a group of private accounts managed by AEW Capital Management, L.P. (the "AEW Composite") with substantially similar investment objectives, strategies and policies as the CDC Nvest AEW Real Estate Fund. (AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P. and a subsidiary of CDC IXIS Asset Management North America.) Matthew Troxell, CDC Nvest AEW Real Estate Fund's portfolio manager, has been the lead manager for the accounts underlying the AEW Composite since July 1999.

The accounts underlying the AEW Composite have not been subject to the same types of expenses to which the CDC Nvest AEW Real Estate Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The AEW Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the CDC Nvest AEW Real Estate Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the AEW Composite, which may negatively impact performance. The information regarding the performance of the AEW Composite does not represent CDC Nvest AEW Real Estate Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest AEW Real Estate Fund commenced operations on September 1, 2000 and has the historical performance record shown on page 3.

The table below shows the average annual total return of the AEW Composite for the one-year period ended December 31, 2002 and for the period from July 1, 1999 through December 31, 2002. The AEW Composite returns are also compared against the Morgan Stanley REIT Index. The past performance data for the AEW Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the AEW Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest AEW Real Estate Fund are higher than the aggregate fees and expenses paid by the accounts underlying the AEW Composite. The performance of the AEW Composite would have been lower than that shown below if it had been subject to the fees and expenses of CDC Nvest AEW Real Estate Fund.

--------------------------------------------------------------------------------
   Average Annual Total Returns (1)
--------------------------------------------------------------------------------
   (for the period ending December 31, 2002)       1 Year    Since July 1, 1999
--------------------------------------------------------------------------------
  AEW Composite                                     3.22%           10.23%
  Morgan Stanley REIT Index                         3.64%            9.00%
--------------------------------------------------------------------------------

(1) The AEW Composite consists of all client accounts whose portfolios were managed by Matthew Troxell at AEW Capital Management, L.P. for the one-year period ending December 31, 2002 and for the period from July 1, 1999 until December 31, 2002 using investment policies and strategies substantially similar to those that are used to manage CDC Nvest AEW Real Estate Fund. The AEW Composite does not include the two closed-end funds managed by Mr. Troxell because the funds do not have investment policies and strategies that are substantially similar to those of the CDC Nvest AEW Real Estate Fund. Additionally, the funds' use of derivatives and leverage makes comparisons misleading. The average annual total return for the AEW Composite was calculated using a time-weighted rate of return which differs in part from the prescribed formula used by mutual funds to calculate their returns. The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index. You cannot invest directly in an index. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Management Team

Adviser and Subadviser Past Performance Information

Subadviser - Harris Associates (Harris Large Cap Value Composite)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a group of accounts advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Growth and Income Fund (the "Harris Large Cap Value Composite").


The accounts underlying the Harris Large Cap Value Composite have not been subject to the same types of expenses to which CDC Nvest Growth and Income Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Large Cap Value Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the Harris Large Cap Value Composite, which may negatively impact performance. The information regarding the performance of the Harris Large Cap Value Composite does not represent CDC Nvest Growth and Income Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Growth and Income Fund commenced operations on May 6, 1931, and has the historical performance record shown on page 5. Harris Associates did not become the CDC Nvest Growth and Income Fund's subadviser until July 1, 2002.


The table below shows the average annual total returns for the Harris Large Cap Value Composite for one year and since its inception. The Harris Large Cap Value Composite returns are also compared against the S&P 500 Index and the Russell 1000 Value Index. The past performance data for the Harris Large Cap Value Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the Harris Large Cap Value Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Growth and Income Fund are higher than the aggregate fees and expenses paid by the accounts underlying the Harris Large Cap Value Composite. The performance of the Harris Large Cap Value Composite would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Growth and Income Fund.


--------------------------------------------------------------------------------
   Average Annual Total Returns (1)
   (for the period ending December 31, 2002)     1 Year       Since Inception
--------------------------------------------------------------------------------
  Harris Large Cap Value Composite               -14.92%           4.30%(2)
  Russell 1000 Value Index                       -15.53%          -1.26%(2)
  S&P 500 Index                                  -22.18%          -4.19%(2)
--------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Large Cap Value Composite consists of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that are used to manage CDC Nvest Growth and Income Fund. The Russell 1000 Value Index is a subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Harris Large Cap Value Composite's performance to broad-based market indices. These comparative indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(2)   As of inception of the Harris Large Cap Value Composite, July 1, 1998.

Fund Services

It's Easy to Open an Account

To open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

            Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

            A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

            There is no initial or subsequent investment minimum for:

o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

o Separate Accounts of New England Financial, MetLife or their affiliates.

o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y Shares.

Fund Services

Buying Shares

                             Opening an Account                     Adding to an Account
Through Your Investment Dealer

                  o Call your investment dealer for information about opening or adding to an account.

By Mail

                  o     Make out a check in U.S.         o     Make out a check in U.S.
                        dollars for the investment             dollars for the investment
                        amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                        Funds." Third party checks and         Funds." Third party checks and
[envelope icon]         "starter" checks will not be           "starter" checks will not be
                        accepted.                              accepted.


                  o     Mail the check with your         o     Complete the investment slip
                        completed application to CDC           from an account statement or
                        Nvest Funds, P.O. Box 219579,          include a letter specifying
                        Kansas City, MO 64121-9579.            the Fund name, your class of
                                                               shares, your account number
                                                               and the registered account
                                                               name(s).



By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus      o     Call your investment dealer or
                        for the Fund into which you            CDC Nvest Funds to request an
                        are exchanging by calling your         exchange.
[exchange icon]         investment dealer or CDC Nvest
                        Funds at 800-225-5478.           o     Call your investment dealer or
                                                               CDC Nvest Funds at
                                                               800-225-5478 to request an
                                                               exchange.

By Wire

                  o     Call CDC Nvest Funds at          o     Instruct your bank to transfer
                        800-225-5478 to obtain an              funds to State Street Bank &
                        account number and wire                Trust Company, ABA# 011000028,
                        transfer instructions. Your            DDA# 99011538.
                        bank may charge you for such a
[wire icon]             transfer.                        o     Specify the Fund name, your
                                                               class of shares, your account
                                                               number and the registered
                                                               account name(s). Your bank may
                                                               charge you for such a
                                                               transfer.

Through Automated Clearing House ("ACH")

                  o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                        whether it is a member of the          800-225-5478 to add shares to
                        ACH system.                            your account through ACH.

                  o     Complete the "Bank               o     If you have not signed up for
                        Information" section on your           the ACH system, please call
[ACH icon]              account application.                   CDC Nvest Funds for a Service
                                                               Options Form.
                  o     Mail your completed
                        application to CDC Nvest
                        Funds, P.O. Box 219579, Kansas
                        City, MO 64121-9579.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o     Call your investment dealer for information.

By Mail

                        o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                        o     The request must be signed by all of the owners of
[envelope icon]               the shares and must include the capacity in which
                              they are signing, if appropriate.


                        o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.


                        o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the Fund into
                              which you are exchanging by calling your
[exchange icon]               investment dealer or CDC Nvest Funds at
                              800-225-5478.

                        o     Call CDC Nvest Funds to request an exchange.

By Wire

                        o Complete the "Bank Information" section on your account application.

                        o Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
[wire icon]
                        o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                        o Ask your bank or credit union whether it is a member of the ACH system.

                        o Complete the "Bank Information" section on your account application.
[ACH icon]
                        o If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.

                        o     Call CDC Nvest Funds to request an ACH redemption.

                        o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                        o     Call CDC Nvest Funds at 800-225-5478 to choose the
[telephone icon]              method you wish to use to redeem your shares. You
                              may receive your proceeds by mail, by wire or through ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or,

o the proceeds are sent by check, wire or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee.

A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Fund Services

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                     Situation
The Fund may suspend the right of               o     When the New York Stock Exchange
redemption or postpone payment for more               (the "Exchange") is closed (other
than 7 days:                                          than a weekend/holiday)

                                                o     During an emergency

                                                o     Any other period permitted by the
                                                      SEC

The Fund reserves the right to suspend          o     With a notice of a dispute
account services or refuse transaction                between registered owners
requests:
                                                o     With suspicion/evidence of a
                                                      fraudulent act

The Fund may pay the redemption price           o     When it is detrimental for a Fund
in whole or in part by a distribution                 to make cash payments as
in kind of readily marketable                         determined in the sole discretion
securities in lieu of cash or may take                of the adviser or subadviser
up to 7 days to pay a redemption
request in order to raise capital:

The Fund may withhold redemption                o     When redemptions are made within
proceeds until the check or funds have                10 calendar days of purchase by
cleared:                                              check or ACH of the shares being
                                                      redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                     Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =  ---------------------------------------------------------------------------
                                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which it may accept orders after 5:00 p.m. Orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


--------------------------------------------------------------------------------
                        Dividend Payment Schedule
               Annually                           Quarterly
--------------------------------------------------------------------------------
          Growth and Income                    AEW Real Estate
        International Equity
          Large Cap Growth
           Targeted Equity
--------------------------------------------------------------------------------


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

Fund Services

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

                       This page left blank intentionally.

Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
AEW REAL ESTATE FUND
    Class Y
   01/31/2003            $11.21     $ 0.42(d)      $(0.22)       $ 0.20      $(0.45)          $(0.16)      $   --     $(0.61)
   01/31/2002             10.49       0.58(d)        0.81          1.39       (0.56)           (0.11)          --      (0.67)
   01/31/2001 (g)         10.00       0.23(d)        0.55          0.78       (0.29)              --           --      (0.29)

GROWTH AND INCOME FUND
    Class Y
   12/31/2002            $11.93     $ 0.07(d)      $(2.41)       $(2.34)     $   --           $   --       $   --     $   --
   12/31/2001             13.87       0.06(d)       (2.00)        (1.94)         --               --           --         --
   12/31/2000             15.36       0.07(d)       (1.10)        (1.03)         --            (0.46)          --      (0.46)
   12/31/1999             16.57       0.02           1.51          1.53       (0.08)           (2.66)          --      (2.74)
   12/31/1998(h)          15.42       0.02           1.22          1.24       (0.02)           (0.07)          --      (0.09)

INTERNATIONAL EQUITY
FUND
    Class Y
   12/31/2002             13.11       0.01(d)       (2.69)        (2.68)         --               --           --         --
   12/31/2001             17.02      (0.02)(d)      (3.89)        (3.91)         --               --           --         --
   12/31/2000             25.81      (0.10)(d)      (7.04)        (7.14)      (0.17)           (1.48)          --      (1.65)
   12/31/1999             14.45       0.02(d)       12.54         12.56       (0.07)           (1.13)          --      (1.20)
   12/31/1998             14.35       0.25(d)        0.77          1.02       (0.64)           (0.28)          --      (0.92)

LARGE CAP GROWTH FUND*
    Class Y
   12/31/2002             13.93      (0.01)(d)      (4.95)        (4.96)         --               --           --         --
   12/31/2001(i)          12.46      (0.01)(d)       1.48          1.47          --               --           --         --
    9/30/2001             21.73      (0.01)(d)      (7.90)        (7.91)         --            (1.36)          --      (1.36)
    9/30/2000(j)          16.21      (0.06)(d)       5.58          5.52          --               --           --         --

TARGETED EQUITY FUND
    Class Y
   12/31/2002              7.85      (0.02)(d)      (2.20)        (2.22)         --               --           --         --
   12/31/2001              9.37       0.01(d)       (1.50)        (1.49)      (0.03)              --           --      (0.03)
   12/31/2000             11.01       0.12(d)       (0.60)        (0.48)      (0.09)           (1.07)          --      (1.16)
   12/31/1999(k)          11.94       0.03           0.99          1.02          --            (1.95)         --       (1.95)

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class Y shares which were reorganized into Class Y shares of Large Cap Growth Fund as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.

(a)   Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

                                                       Ratios to average net assets:
                                                ------------------------------------------

    Net asset                    Net assets,                    Expenses
     value,         Total          end of                     after expense  Net investment    Portfolio
     end of        return        the period      Expenses      reductions    income (loss)     turnover
   the period      (%) (a)          (000)         (%) (b)       (%)(b)(c)        (%) (b)       rate (%)
  -----------    -----------    -----------     -----------    -----------   --------------   -----------
    $10.80          1.5(e)       $   1,521         1.25(f)        1.25(f)         3.72            35
     11.21         13.5(e)             611         1.25(f)        1.25(f)         5.35            36
     10.49          7.8(e)             539         1.25(f)        1.25(f)         5.40            12

    $ 9.59        (19.6)         $  10,569         0.96           0.94            0.66           195
     11.93        (14.0)            11,918         0.91           0.87            0.52           154
     13.87         (7.0)            10,131         0.87           0.84            0.48           139
     15.36          9.8             14,377         0.96           0.96           (0.73)          133
     16.57          8.1                  1         0.98           0.98            0.58           114

     10.43        (20.4)             3,330         1.60           1.58            0.07           125
     13.11        (23.0)             7,249         1.49           1.49           (0.11)          172
     17.02        (28.2)            11,940         1.39           1.39           (0.44)          212
     25.81         88.6(e)          14,441         1.55(f)        1.55(f)         0.10           229
     14.45          7.3(e)           5,552         1.31(f)        1.31(f)         1.64           105

      8.97        (35.6)(e)            792         1.15(f)        1.12(f)        (0.12)           44
     13.93         11.8(e)           1,196         1.15(f)        1.11(f)        (0.32)           27
     12.46        (38.3)(e)          1,251         1.15(f)        0.98(f)        (0.06)          724
     21.73         34.1(e)           1,746         1.15(f)        0.95(f)        (0.28)          826

      5.63        (28.3)             5,522         0.92           0.84           (0.31)          223
      7.85        (15.9)             8,785         0.87           0.83            0.13           243
      9.37         (4.2)            12,260         0.85           0.83            1.16           266
     11.01          9.7             15,418         0.87           0.87            0.48           206

(g) For the period August 31, 2000 (commencement of operations) through January 31, 2001.

(h)   For the period November 18, 1998 (inception) through December 31, 1998.

(i)   For the three months ended December 31, 2001.

(j)   For the period October 29, 1999 (inception) through September 30, 2000.

(k)   For the period June 30, 1999 (inception) through December 31, 1999.

Glossary of Terms


American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.


European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.


Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.


Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

            If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
             semiannual report or their SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.
  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)
                   (Investment Company Act File No. 811-7345)
                   (Investment Company Act File No. 811-09945)

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers,
       Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
       The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.



(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.


                                    YS51-0503